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                                                                   Exhibit 10.22

                            THIRD AMENDMENT TO LEASE

         This Third Amendment to Lease (the "Third Amendment") is made as of the 1st day of July, 2001 by and between The Norman & Mary Lee Scheidt Revocable Trust A, Mary Lee Scheidt, Trustee; The Norman & Mary Lee Scheidt Trust C, Mary Lee Scheidt, Trustee; The West Family Trust - 2000, u/t/a dated June 20, 2000, Herbert A. West and Jan H. West, Trustees; the Stanley D. & Barbara J. McDonald Family Living Trust u/t/a/ dated 7/25/96, Stanley D. McDonald, Trustee; and McDonald, Ltd., a Washington limited partnership (collectively, "Landlord") and Ocular Sciences, Inc., a California corporation ("Tenant").

                                    RECITALS

         A. WHEREAS, Landlord is the successor in interest to Stanley D. McDonald, Mary Lee Scheidt, Herbert A. West and McDonald, Ltd., a Washington limited partnership, as landlord, and Tenant is successor in interest to O.S.I. Corporation, a California corporation, as tenant, under a Lease dated May 18, 1995, as modified by that certain First Lease Amendment, dated January 25, 1999, and as further modified by that certain Second Lease Amendment, dated June 14, 2001 (as so amended, the "Lease") by which Landlord let to Tenant certain premises located at 475 Eccles Avenue, South San Francisco, California (the "Premises").

         B. WHEREAS, Landlord and Tenant now desire to modify the Lease to reflect the correct identity of the Landlord.

                                    AGREEMENT

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Landlord, as defined in this Third Amendment, is the "Landlord" under the Lease and all references in the Lease to "Landlord" shall be deemed references to Landlord as defined in this Third Amendment.

         2. Landlord represents and warrants to Tenant that, as of the date of this Third Amendment, Landlord is the fee simple owner of the Premises and has full right, power, and authority to enter into this Third Amendment and be the "Landlord" under the Lease.

         3. Except as amended hereby, the provisions, conditions and terms of the Lease shall remain unchanged and, as amended hereby, the Lease remains in full force and effect. All references in the Lease to this "Lease" shall be deemed references to the Lease as amended hereby.



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         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third
Amendment as of the day and year first written above.

LANDLORD:                                           TENANT:

                                                    OCULAR SCIENCES, INC., a
                                                    California corporation



/s/ Mary Lee Scheidt                                By: /s/ Linda Hoffman
----------------------------------------------          ------------------------
Mary Lee Scheidt, Trustee of the Norman &           Name: Linda Hoffman
Mary Lee Scheidt Revocable Trust A                       -----------------------
                                                    Title: VP Operations
                                                          ----------------------


/s/ Mary Lee Scheidt                                By:
----------------------------------------------         -------------------------
Mary Lee Scheidt, Trustee of the Norman &           Name:
Mary Lee Scheidt Revocable Trust C                       -----------------------
                                                    Title:
                                                          ----------------------
/s/ Herbert A. West
----------------------------------------------
Herbert A. West, Trustee of the West Family
Trust - 2000, u/t/a dated June 20, 2000


/s/ Jan H. West
----------------------------------------------
Jan H. West, Trustee of the West Family
Trust - 2000, u/t/a dated June 20, 2000


/s/ S.B. McDonald
----------------------------------------------
Stanley B. McDonald, Trustee of the Stanley D.
& Barbara J. McDonald Family Living Trust
u/t/a dated 7/25/96


McDONALD LTD., a Washington limited
partnership

By: /s/ S.B. McDonald
   -------------------------------------------
Name:
     -----------------------------------------
Title:
      ----------------------------------------